UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

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Sino United Worldwide Consolidated Ltd.

(Exact name of Company as specified in its charter)

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Nevada	000-53737	47-2148252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-20 38th Ave. Unit 12F, Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

718-395-8706

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1) Previous Independent Registered Public Accounting Firm

(i)	On March 31, 2019, Sino United Worldwide Consolidated Ltd. (the “Company”) dismissed its independent registered public accounting firm, Jimmy P. Lee CPA P.C.

(ii)	Jimmy P. Lee CPA P.C. did not issue any reports during the period from November 20, 2018 through March 31, 2019 (date of dismissal).

(iii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)	During the period from November 20, 2018 through March 31, 2019 (date of dismissal), (a) there were no disagreements with Jimmy P. Lee CPA P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jimmy P. Lee CPA P.C. would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On March 31, 2019 the Company provided Jimmy P. Lee CPA P.C. with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Registered Public Accounting Firm

On March 31, 2019, concurrent with the dismissal of Jimmy P. Lee CPA P.C. the Company, upon the board of directors’ approval, engaged Yichien Yeh, CPA as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately. During the two most recent years ended December 31, 2016 and 2017, and any subsequent period through the date hereof prior to the engagement of Yichien Yeh, CPA the Company, nor someone on its behalf, has consulted Yichien Yeh, CPA regarding:

(i)	Either; the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Jimmy P Lee CPA P.C. dated March 31, 2019 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sino United Worldwide Consolidated Ltd.

Date: April 1, 2019	By:	/s/ Yanru Zhou
Yanru Zhou Chief Executive Officer